                                                                   Exhibit 10.40

                                                                  CONFORMED COPY





                        SECOND AMENDMENT dated as of October 9, 1998 (this
                  "Amendment") to the Credit Agreement dated as of February 12, 1998, as amended by the First Amendment and Consent thereto dated as of June 24, 1998 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among USA NETWORKS, INC., a Delaware corporation ("USANi"), USANi LLC, a Delaware limited liability company (the "Borrower"), the several banks and other financial institutions and entities from time to time parties thereto (the "Lenders"), BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION and THE BANK OF NEW YORK, as co-documentation agents (in such capacity, the "Co-Documentation Agents") and THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent").


            WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrower and the Issuing Bank has agreed to issue certain Letters of Credit for the account of the Borrower; and

            WHEREAS the Borrower has requested that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment, and the Lenders are willing to agree to such modifications as provided for in this Amendment.


            NOW, THEREFORE, the parties hereto hereby agree as follows:

            1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement.

            2. Amendments to the Credit Agreement. (a) The following amendments are made to the definitions contained in Section 1.01 of the Credit Agreement:

            (i) The definition of "Core Business" is hereby amended by deleting such definition in its entirety and substituting in lieu thereof the following:

                  "Core Business" shall mean any of the primary businesses in which (i) USANi and the Acquired Assets are engaged on the date of this Agreement (including broadcast programming of SKTV and the Acquired Assets, as it may change from time to time, and third-party fulfillment business and natural extensions thereof such as teleservices and information services) or (ii) Ticketmaster and its wholly owned subsidiaries were engaged in on the date Ticketmaster became a Wholly-Owned Subsidiary.

            (ii) The definition of "Loan Documents" is hereby amended by deleting the references to "the Pledge Agreement, the other Security Documents," and "each Intercompany Note" contained therein.

            (iii) The definition of "Total Debt Ratio" is hereby amended by replacing clause (a) thereof with the following: "(a) Total Debt less Offsetting Cash of the Combined Group on a combined consolidated basis as of such time".

            (b) Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in their proper alphabetical order:

            (i) "Offsetting Cash" shall mean the sum of the cash and cash equivalents of the Combined Group less any cash or cash equivalents held in Client Accounts.

            (ii) "Permitted Bonds" shall mean senior unsecured bonds or notes of USANi and the Borrower in an aggregate principal amount not in excess of $500,000,000 and Guarantees thereof by any Guarantor, each issued on terms satisfactory to the Administrative Agent.

            (c) Section 1.01 of the Credit Agreement is hereby amended by deleting the following terms: "Intercompany Note", "Pledge Agreement", "Pledged Securities" and "Security Documents".

            (d) Section 2.11(b) of the Credit Agreement is hereby amended by deleting from clause (i) thereof "40%" and substituting in lieu thereof "30%".

            (e) Section 3.04 of the Credit Agreement is hereby amended by deleting the reference to ",except as set forth in the Pledge Agreement," contained in clause (c) thereof.

            (f) Section 3.16 of the Credit Agreement is hereby replaced in its entirety with the following: "SECTION 3.16. [INTENTIONALLY LEFT BLANK]".

            (g) Section 5.05 of the Credit Agreement is hereby amended by (i) replacing clause (j) thereof with the following: "(j) [INTENTIONALLY LEFT BLANK];" and (ii) deleting from the proviso thereto the reference to "the Security Documents and".

            (h) Section 5.07 of the Credit Agreement is hereby amended by (i) in clause (c) thereof, (A) replacing the "," between clause (i) and (ii) thereof with "and", (B) deleting "and" immediately prior to clause (iii) thereof and (C) deleting clause (iii) thereof including all language before the semicolon, (ii) deleting from clause (j)(ii) thereof the words "or Subordinated Indebtedness, in each case" and replacing the dollar amount "$500,000,000" therein with the dollar amount "$250,000,000", (iii) deleting the "and" at the end of clause (l) thereof, (iv) replacing the "." at the end of clause (m) thereof with "; and" and (c) inserting the following immediately after clause (m) thereof: "(n) the Permitted Bonds."

            (i) Section 5.12 of the Credit Agreement is hereby amended by replacing the ratio "5.0 to 1.0" therein with the ratio "4.0 to 1.0" and replacing the ratio "4.5 to 1.0" therein with the ratio "4.0 to 1.0".

            (j) Section 5.18 of the Credit Agreement is hereby amended by replacing the dollar amount "$100,000,000" therein with "$300,000,000".

            (k) Section 5.19 of the Credit Agreement is hereby amended by replacing clause (b) thereof with the following: "(b) loans or advances between any of USANi, the Borrower and any Wholly Owned Subsidiary that is a Guarantor;".

            (l) Section 5.25 of the Credit Agreement is hereby amended by (i) deleting clause (a) thereof, (ii) redesignating clause (b) thereof as clause "(a)", (iii) deleting from the redesignated clause (a) thereof (A) the reference to "(i)" in the second line thereof, (B) the "and" immediately before clause
(ii) thereof and (C) clause (ii) thereof, (iv) redesignating clause (c) thereof as clause "(b)", (v) redesignating clause (d) thereof as clause "(c)", (vi) redesignating clause (e) thereof as "(d)" and (vii) replacing the redesignated clause (d) thereof with the following:

      "(d) In the event that USANi, the Borrower or any Subsidiary conveys, sells, leases, assigns, transfers or otherwise disposes of all or substantially all the capital stock, other equity interests, assets or property of USANi, the Borrower or any of the Subsidiaries in a transaction not prohibited by this Agreement, or in the event the Borrower shall so request with respect to any Guarantor that is not a Material Subsidiary, the Administrative Agent and the Collateral Agent shall promptly (and the Lenders hereby authorize the Administrative Agent and the Collateral Agent to) take such action and execute any such documents as may be reasonably requested by the Borrower and at the Borrower's expense in order to terminate such Guarantor's obligations under the Guarantee Agreement and the Indemnity, Subrogation and Contribution Agreement. Any representation, warranty or covenant contained in any Loan Document relating to any such capital stock, equity interests, assets, property or Subsidiary shall no longer be deemed to be made once such capital stock, equity interests, assets or property is conveyed, sold, leased, assigned, transferred or disposed of."

            (m) Section 5.26 of the Credit Agreement is hereby amended by (i) deleting the reference to "(other than Liens arising under the Pledge Agreement in favor of the Collateral Agent for the benefit of the Secured Parties)" contained in clause (a) thereof and (ii) deleting from clause (b) thereof (A) the reference to "(i)" in the second line thereof, (B) deleting the "and" immediately before clause (ii) thereof and (C) deleting clause (ii) thereof.

            (n) Article VI of the Credit Agreement is hereby amended by replacing clause (l) thereof with the following: "(l) [INTENTIONALLY LEFT BLANK]".

            (o) Section 8.02 of the Credit Agreement is hereby amended by replacing clause (vii) contained in clause (b) thereof with the following:
"(vii) [INTENTIONALLY LEFT BLANK],".

            (p) Section 8.13 of the Credit Agreement is hereby deleted.

            3. Release of Liens Under Security Documents. The Lenders hereby agree that the Security Documents are hereby terminated and that all Liens created under the Security Documents are hereby released and terminated and the Lenders hereby authorize and direct the Collateral Agent to take such action and execute such documents as may be reasonably requested by the Borrower and at the Borrower's expense to evidence such release and termination, including the surrender to or upon the order of the Borrower of all Pledged Securities held by the Collateral Agent on the date of effectiveness of this Amendment and the filing of UCC-3 termination statements in respect of any Uniform Commercial Code financing statements previously filed by the Collateral Agent with respect to the Collateral.

            4. No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

            5. Representations and Warranties. Each of USANi and the Borrower hereby represents and warrants to the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders as of the date hereof:

            (a) No Default or Event of Default has occurred and is continuing.

            (b) The execution, delivery and performance by each of USANi and the Borrower of this Amendment are within the scope of its corporate or company powers, and have been duly authorized by all necessary corporate, company and, if required, stockholder or member action on the part of each of them, and no authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency are necessary for the execution or delivery of this Amendment by either of them or for the validity or enforceability of this Amendment. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of each of USANi and the Borrower, enforceable against each of them in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors' rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            (c) All representations and warranties of USANi and the Borrower contained in the Credit Agreement (other than representations or warranties expressly made only on and as of the Effective Date) are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

            6. Effectiveness. This Amendment shall become effective only upon the satisfaction in full of the following conditions precedent:

            (a) The Administrative Agent shall have received counterparts hereof, duly executed and delivered by USANi, the Borrower and each Lender (after giving effect to any assignments on the date this Amendment becomes effective); and

            (b) The Borrower shall have prepaid, as an optional prepayment, at least $500,000,000 of Tranche A Term Borrowings in accordance with Section
      2.10 of the Credit Agreement.

            7. Expenses. The Borrower agrees to reimburse the Administrative Agent and the Collateral Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent, and any expenses incurred in connection with the release of Liens contemplated by Section 3 of this Amendment.

            8. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

            (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.


            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                   USA NETWORKS, INC.,

                                      by
                                           /s/ Michael Durney
                                        ____________________________________
                                        Name:Michael Durney
                                        Title:VP & Controller


                                   USANi LLC,

                                      by
                                          /s/ Michael Durney
                                        ____________________________________
                                        Name:Michael Durney
                                        Title:VP & Controller


                                   THE CHASE MANHATTAN BANK, individually
                                   and as Administrative Agent, Collateral Agent and Issuing Bank,

                                      by
                                          /s/ Mitchell J. Gervis
                                        ____________________________________
                                        Name:Mitchell J. Gervis
                                        Title:Vice President

                                   BANK OF AMERICA NT&SA,

                                      by
                                          /s/ Carl F. Salas
                                        ___________________________________
                                        Name:Carl F. Salas
                                        Title:Vice President


                                   THE BANK OF NEW YORK COMPANY, INC.,
                                   individually and as Co-Documentation Agent,

                                      by
                                          /s/ Kalpana Raina
                                        ___________________________________
                                        Name:Kalpana Raina
                                        Title:Authorized Signer


                                   ABN AMRO BANK, N.V.,

                                      by
                                          /s/ Frances O. Logan
                                        ___________________________________
                                        Name:Frances O. Logan
                                        Title:Group Vice President

                                      by
                                          /s/ David C. Carrington
                                        ___________________________________
                                        Name:David C. Carrington
                                        Title:Vice President


                                   BANCA COMMERCIALE ITALIANA, NEW
                                   YORK,

                                      by
                                          /s/ T. Gallonetto
                                        ___________________________________
                                        Name:T. Gallonetto
                                        Title:Assistant Vice President


                                      by
                                          /s/ Karen Purelis
                                        ___________________________________
                                        Name:Karen Purelis
                                        Title:Vice President

                                   BANK OF HAWAII,

                                      by
                                          /s/ Bernadine M. Havertine
                                        ___________________________________
                                        Name:Bernadine M. Havertine
                                        Title:Corporate Banking Officer


                                   BANK OF MONTREAL,

                                      by
                                          /s/ W. T. Calder
                                        ___________________________________
                                        Name:W. T. Calder
                                        Title:Director


                                   THE BANK OF NOVA SCOTIA,

                                      by
                                          /s/ Terry K. Fryett
                                        ___________________________________
                                        Name:Terry K. Fryett
                                        Title:Authorized Signatory


                                   BANQUE NATIONALE DE PARIS,

                                      by
                                          /s/ Marcus C. Jones
                                        ___________________________________
                                        Name:Marcus C. Jones
                                        Title:Vice President


                                      by
                                          /s/ Stephanie Rogers
                                        ___________________________________
                                        Name:Stephanie Rogers
                                        Title:Vice President


                                   BANQUE WORMS CAPITAL CORPORATION,

                                      by
                                          /s/ Dominique Picon
                                        ___________________________________
                                        Name:Dominique Picon
                                        Title:CEO

                                   CITY NATIONAL BANK,

                                      by
                                          /s/ David Burdge
                                        ___________________________________
                                        Name:David Burdge
                                        Title:Senior Vice President


                                   COMPAGNIE FINANCIERE DE CIC ET DE
                                   L'UNION EUROPEENNE,

                                      by
                                          /s/ Anthony Rock
                                        ___________________________________
                                        Name:Anthony Rock
                                        Title:Vice President


                                      by
                                          /s/ Brian O'Leary
                                        ___________________________________
                                        Name:Brian O'Leary
                                        Title:Vice President


                                   CREDIT AGRICOLE INDOSUEZ,

                                      by
                                          /s/ Craig Welch
                                        ___________________________________
                                        Name:Craig Welch
                                        Title:First Vice President


                                      by
                                          /s/ John McCloskey
                                        ___________________________________
                                        Name:John McCloskey
                                        Title:Vice President, Team Leader

                                   CREDITANSTALT CORPORATE FINANCE, INC.,

                                      by
                                          /s/ William E. McCollum
                                        ___________________________________
                                        Name:William E. McCollum
                                        Title:Senior Associate


                                      by
                                          /s/ John G. Taylor
                                        ___________________________________
                                        Name:John G. Taylor
                                        Title:Senior Associate


                                   CRESTAR BANK,

                                      by
                                          /s/ LaTarnya B. Mason
                                        ___________________________________
                                        Name:LaTarnya B. Mason
                                        Title:Assistant Vice President

                                   THE DAI-ICHI KANGYO BANK LTD., NEW
                                   YORK BRANCH,

                                      by
                                          /s/ D. Murdoch
                                        ___________________________________
                                        Name:D. Murdoch
                                        Title:Vice President


                                   DE NATIONALE INVESTERINGSBANK, N.V.,

                                      by
                                          /s/ Eric H. Snaterse
                                        ___________________________________
                                        Name:Eric H. Snaterse
                                        Title:Senior Vice President

                                      by
                                          /s/ P. Zippro
                                        ___________________________________
                                        Name:P. Zippro
                                        Title:Senior Vice President


                                   FIRST HAWAIIAN BANK,

                                      by
                                          /s/ James C. Polk
                                        ___________________________________
                                        Name:James C. Polk
                                        Title:Assistant Vice President

                                   FLEET NATIONAL BANK,

                                      by
                                          /s/ Adam Bester
                                        ____________________________________
                                        Name:Adam Bester
                                        Title:Senior Vice President


                                   THE FUJI BANK LIMITED, LOS ANGELES
                                   AGENCY,

                                        by
                                           /s/ Hideo Nakajima
                                        ____________________________________
                                        Name:Hideo Nakajima
                                        Title:General Manager


                                   ISTITUTO BANCARIO SAN PAOLO DI TORINO
                                   SPA,

                                      by
                                          /s/ Carlo Persico
                                        ____________________________________
                                        Name:Carlo Persico
                                        Title:Deputy General Manager


                                      by
                                          /s/ Glen Binder
                                        ____________________________________
                                        Name:Glen Binder
                                        Title:Vice President




                                   KBC BANK  N.V.,

                                      by
                                          /s/ Robert M. Surdam, Jr.
                                        ____________________________________
                                        Name:Robert M. Surdam, Jr.
                                        Title:Vice President
                                      by
                                          /s/ Marcel Claes
                                        ____________________________________
                                        Name:Marcel Claes
                                        Title:Deputy General Manager


                                   THE LONG-TERM CREDIT BANK OF JAPAN,
                                   LIMITED,

                                      by
                                          /s/ Thomas N. Meyer
                                        ____________________________________
                                        Name:Thomas N. Meyer
                                        Title:Senior Vice President


                                   MELLON BANK, N.A.,

                                      by
                                          /s/ Michael Hrycenko
                                        ____________________________________
                                        Name:Michael Hrycenko
                                        Title:Vice President


                                   PARIBAS,

                                      by
                                          /s/ William B. Schink
                                        ____________________________________
                                        Name:William B. Schink
                                        Title:Director


                                      by
                                          /s/ Salo Aizenberg
                                        ____________________________________
                                        Name:Salo Aizenberg
                                        Title:Vice President


                                   PNC BANK, NATIONAL ASSOCIATION,

                                      by
                                           /s/ Kristen E. Talaber
                                        ____________________________________
                                        Name:Kristen E. Talaber
                                        Title:Assistant Vice President

                                   ROYAL BANK OF CANADA,

                                      by
                                          /s/ Barbara Meijer
                                        ____________________________________
                                        Name:Barbara Meijer
                                        Title:Senior Manager


                                   SOCIETE GENERALE,

                                      by
                                          /s/ Mark Vigil
                                        ____________________________________
                                        Name:Mark Vigil
                                        Title:Director


                                   THE SUMITOMO TRUST & BANKING, CO.,
                                   LTD., NEW YORK BRANCH,

                                      by
                                          /s/ Stephen Stratico
                                        ____________________________________
                                        Name:Stephen Stratico
                                        Title:Vice-President


                                   SUNTRUST BANK, CENTRAL FLORIDA N.A.,

                                      by
                                          /s/ David D. Miner
                                        ____________________________________
                                        Name:David D. Miner
                                        Title:Vice President


                                   UNION BANK OF CALIFORNIA, N.A.,

                                      by
                                          /s/ Sonia L. Isaacs
                                        ____________________________________
                                        Name:Sonia L. Isaacs
                                        Title:Vice President


                                   WELLS FARGO BANK,

                                      by
                                          /s/ Cindy Sullivan
                                        ____________________________________
                                        Name:Cindy Sullivan
                                        Title:Regional Vice President

                                   WESTDEUTSCHE LANDESBANK, NEW YORK
                                   BRANCH

                                      by
                                          /s/ Salvatore Battinelli
                                        ____________________________________
                                        Name:Salvatore Battinelli
                                        Title:Director, Credit Department


                                      by
                                          /s/ Lucie L. Guernsey
                                        ____________________________________
                                        Name:Lucie L. Guernsey
                                        Title:Director